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                                                                   EXHIBIT 10.32


                                 FIRST AMENDMENT

         This FIRST AMENDMENT dated as of September 10, 1999 (this "Amendment"), is made by and among (a) MERCURY AIR GROUP INC., a New York corporation (the "Borrower"), having its principal place of business at 5454 McConnell Avenues, Los Angeles, California 90066, (b) the direct and indirect Subsidiaries of the Borrower listed as Guarantors on the signature pages hereto (the "Guarantors"),
(c) BANKBOSTON, N.A., a national banking association, as agent (in such capacity the "Agent") for the Banks referred to below; and (d) BANKBOSTON, N.A. and the other financial institutions from time to time parties to the Credit Agreement referred to below (collectively, the "Banks"). Terms not otherwise defined herein that are defined in the Credit Agreement referred to below shall have the respective meanings herein assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Banks and the Agent are parties to that certain Revolving Credit and Term Loan Agreement dated as of March 2, 1999 (as amended, modified, supplemented or restated and in effect from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Agent and the Banks amend the terms of the Credit Agreement in order, among other things, (i) to permit the incurrence of certain subordinated debt for the purpose of redeeming the Borrower's 7-3/4% Convertible Subordinated Debentures due February 1, 2006 (the "Existing Convertible Debentures"), (ii) to modify the percentage of the proceeds of equity issuances that must be applied to prepay the Loans, and (iii) to modify the permitted use of the proceeds of the Acquisition Loans; and

         WHEREAS, the Agent and the Banks have agreed, subject to the terms and conditions set forth in this Amendment, to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in Section 4 below, the Credit Agreement is hereby amended as follows:
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                                      -2-


         SECTION 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of the terms "Loan Documents", "Restricted Capital Expenditures", "Subordinated Debt" and "Subordinated Debt Documents" in their entirety and by replacing them with the following new definitions:

                  "Loan Documents. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Fee Letter, the Security Documents, the Subordination Agreement and all documents relating to any interest rate protection arrangements entered into between the Borrower and any Bank.

                  Restricted Capital Expenditures. Capital Expenditures other than (i) those made or incurred in connection with the making of Permitted Acquisitions; provided that Capital Expenditures made or incurred with respect to the Person, business, division or specified group of assets so acquired at any time after the making of such Permitted Acquisition shall be included within the definition of Restricted Capital Expenditures, (ii) those made or incurred with the proceeds of the Bonds pursuant to the terms of the Bond Documents and
         (iii) those consisting of Approved Projects made or incurred with the proceeds of the Acquisition Loans.

                  Subordinated Debt. Unsecured Indebtedness of the Borrower to WMF in the aggregate principal amount of not more than $24,000,000 and any guaranties given in respect thereof by the Guarantors, in each case incurred pursuant to the Subordinated Debt Documents.

                  Subordinated Debt Documents. Collectively, (i) that certain Securities Purchase Agreement dated as of September 10, 1999 between the Borrower and WMF, (ii) the Subordinated Note, (iii) those certain Subsidiary Guaranties dated as of September 10, 1999 given by certain of the Guarantors in favor of WMF, and (iv) the other documents and instruments executed in connection therewith, in each case in the form delivered to the Agent and the Banks on or prior to the First Amendment Date."

         SECTION 1.2. Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate places in the alphabetical order:

                  "Approved Projects. The purchase or lease by the Borrower or any of its Subsidiaries of Capital Assets designated as Approved Projects by the Borrower and approved in writing as such by the Agent and all of the Banks.

                  First Amendment Date. The first date on which all of the conditions to the effectiveness of the First Amendment dated on or about September 10, 1999 to this Credit Agreement shall have been satisfied.
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                                      -3-


                  Subordinated Note. That certain 12% Senior Subordinated Promissory Note due September 9, 2006 dated as of September 10, 1999 made by the Borrower in favor of WMF in the principal amount not to exceed $24,000,000, in the form delivered to the Agent and the Banks on or prior to the First Amendment Date.

                  Subordination Agreement. That certain Subordination Agreement dated as of September 10, 1999 by and among the Borrower, the Agent and WMF, in form and substance satisfactory to the Agent.

                  WMF. J.H. Whitney Mezzanine Fund, L.P., a Delaware limited partnership."

         SECTION 1.3. Section 8.1 of the Credit Agreement is hereby amended by deleting the words "one hundred percent (100%)" appearing in the tenth and eleventh lines thereof and by replacing them with the words "seventy-five percent (75%)."

         SECTION 1.4. Section 9.3 of the Credit Agreement is hereby amended by deleting the first two sentences thereof in their entirety and by replacing them with the following new sentences:

         "All computation of interest on the Loans (other than Base Rate Loans), Commitment Fees and Letter of Credit Fees shall be based on a 360-day year and paid for the actual number of days elapsed. All computation of interest on Base Rate Loans shall be based on a 365-day year and paid for the actual number of days elapsed."

         SECTION 1.5. Section 11.5 of the Credit Agreement is hereby amended by deleting the final sentence thereof in its entirety and by replacing it with the following new sentence:

         "Since the Balance Sheet Date the Borrower has not made any Restricted Payments other than (i) the repurchase of the Borrower's Common Stock on or prior to the Closing Date in the amount of $4,686,000, (ii) the repurchase prior to the First Amendment Date of the Borrower's 7 3/4% Convertible Subordinated Debentures due February 1, 2006 in the aggregate principal amount of $8,213,000, and (iii) the redemption on amount of up to $19,877,000."

         SECTION 1.6. Section 11.17 of the Credit Agreement is hereby amended by deleting clause (iii) of the third sentence thereof in its entirety and by replacing such clause with the words "(iii) Approved Projects."
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                                      -4-


         SECTION 1.7. Section 13.4 of the Credit Agreement is hereby amended by deleting the parenthetical set forth in clause (i)(A) thereof in its entirety.
Section 13.4 of the Credit Agreement is hereby further amended by deleting clause (iii) thereof in its entirety and by replacing it with the following new clause:

         "(iii) the prepayment of a portion of the Subordinated Debt upon the consummation of a Public Offering (as defined in the Subordinated Note as in effect on the First Amendment Date) in an amount equal to not more than 25% of the Net Cash Proceeds of such offering in accordance with the terms of the Subordinated Note, provided that no Default or Event of Default shall have occurred and be continuing or would result therefrom."

         SECTION 1.8. Section 13.12 of the Credit Agreement is hereby amended by inserting the words "(other than the Subordinated Debt Documents)" in the third line thereof between the words "any agreement" and "prohibiting the creation".

         SECTION 1.9. Section 17.1(q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(q) a "Change in Control" under and as defined in the Subordinated Note shall have occurred, or a notice of prepayment under Section 4 of the Subordinated Note shall have been given;"

         SECTION 2. GUARANTORS' CONSENT. Each of the Guarantors hereby consents to the amendments to the Credit Agreement set forth in this Amendment, and each confirms its obligation to the Agent and the Banks under its Guaranty and agrees that its guaranty of the Obligations thereunder shall extend to and include the Credit Agreement as amended by this Amendment.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; Authorization. The Borrower hereby represents, warrants and covenants to the Agent and the Banks as follows:

         (a) each of the representations and warranties of the Borrower contained in the Credit Agreement was true as of the date as of which it was made and is true as and at the date of this Amendment, and no Default or Event of Default has occurred and is continuing as of the date of this Amendment;

         (b) this Amendment has been duly authorized, executed and delivered by each of the Borrowers and Guarantors and is in full force and effect; and

         (c) upon the execution and delivery of this Amendment by the respective parties hereto, this Amendment shall constitute the legal, valid and
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                                      -5-


                  binding obligation of the Borrowers and the Guarantors, enforceable in accordance with its terms, except that the enforceability thereof may be subject to any applicable bankruptcy, reorganization, insolvency or other laws affecting creditors' rights generally.

         SECTION 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

         (a) This Amendment shall have been duly executed and delivered by the respective parties hereto and shall be in full force and effect.

         (b) The Subordination Agreement shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect, and the Agent shall have received a fully-executed original counterpart of such document.

         (c) Each of the Subordinated Debt Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect, all of the closing conditions thereunder shall have been satisfied without waiver, and such documents shall be in form and substance satisfactory to each of the Banks. The Agent shall have received a fully-executed copy of each such documents, certified by the Secretary of the Borrower to be a true, complete and correct copy of the original.

         (d) The Agent shall have received evidence satisfactory to it that the Borrower has received the proceeds of the Subordinated Notes and has used such proceeds, in part, to redeem or repurchase the Existing Convertible Debentures in their entirety.

         (e) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

         SECTION 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

         SECTION 6. NO IMPLIED WAIVER. Except as expressly provided herein, nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligations of any of the Borrowers or Guarantors or any right of the Agent or any Bank consequent thereon.
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                                      -6-


         SECTION 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).


                  [Remainder of page intentionally left blank]
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                                      -7-


         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                           Borrower:  MERCURY AIR GROUP, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Executive Vice President



                         Guarantors:  MAYTAG AIRCRAFT CORPORATION


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Vice President



                                      MERCURY AIR CARGO, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer



                                      MERCURY ACCEPTANCE
                                      CORPORATION


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer



                                      EXCEL CARGO, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer
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                                      -8-


                                       MERCURY AIR CENTERS, INC.
                                       (f/k/a Wofford Flying Service, Inc.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer



                                      AEG FINANCE CORPORATION


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer



                                      RENE PEREZ AND ASSOCIATES, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Chief Financial Officer



                                      HERMES AVIATION, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer



                                      VULCAN AVIATION, INC.


                                      By: /s/ RANDOLPH E. AJER
                                         ---------------------------------------
                                      Name: Randolph E. Ajer
                                      Title: Treasurer
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                                      -9-


                    Agent and Banks:  BANKBOSTON, N.A.,
                                      individually and as Agent


                                      By: /s/ MICHAEL J. BLAKE
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SANWA BANK CALIFORNIA


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      MELLON BANK, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                    Agent and Banks:  BANKBOSTON, N.A.,
                                      individually and as Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SANWA BANK CALIFORNIA


                                      By: /s/ ROBINSON T. CASPAR
                                         ---------------------------------------
                                      Name: Robinson T. Caspar
                                      Title: Vice President



                                      MELLON BANK, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:
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                                      -9-


                    Agent and Banks:  BANKBOSTON, N.A.,
                                      individually and as Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SANWA BANK CALIFORNIA


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      MELLON BANK, N.A.


                                      By: /s/ [Signature Illegible]
                                         ---------------------------------------
                                      Name: [Name Illegible]
                                      Title: Assistant Vice President



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                    Agent and Banks:  BANKBOSTON, N.A.,
                                      individually and as Agent


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      SANWA BANK CALIFORNIA


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      MELLON BANK, N.A.


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:



                                      UNION BANK OF CALIFORNIA, N.A.


                                      By: /s/ THOMAS D. NATIONS
                                         ---------------------------------------
                                      Name: Thomas D. Nations
                                      Title: Sr. Vice President